UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska              69160
     (Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2014, the Board of Directors (the “Board”) of Cabela’s Incorporated (the “Company”) amended and restated the Company’s Bylaws to add chief executive officer to the list of officers that the Company must have, document the authority of the Chairman of the Board to appoint another director to preside at Board and stockholder meetings, and eliminate outdated references to the Vice Chairman position. The foregoing description of the amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of Cabela’s Incorporated, a copy of which is attached as Exhibit 3 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

3	Amended and Restated Bylaws of Cabela’s Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA'S INCORPORATED

Dated:	August 18, 2014	By:	/s/ Ralph W. Castner
Ralph W. Castner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

3	Amended and Restated Bylaws of Cabela’s Incorporated